UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  June 27, 2002

                      Commission File Number:  000-1077913

                         CALIFORNIA SOFTWARE CORPORATION

Nevada                                                                88-0408446
(Jurisdiction  of  Incorporation)         (I.R.S.  Employer Identification  No.)

2485  McCabe  Way,  2nd  Floor,  Irvine,  California                       92614
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (949) 553-8900
     ITEM  1.  CHANGE  OF  REGISTRANT'S  CERTIFYING  ACCOUNTANT

a. Effective May 6, 2002, Stark Winter Schenkein & Co., LLP (SWS) resigned its relationship as the Company's independent auditors.
There were no disagreements between the Company and SWS on any matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of SWS, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. SWS's reports on the financial statements for the fiscal years ended December 31, 2001 and 2002 each contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

b. Effective June 14, 2002, the Company engaged Haskell & White, LLP as its independent auditors. The decision to retain Haskell & White, LLP was approved by the Company's Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                         CALIFORNIA SOFTWARE CORPORATION

                                       By

                               /S/ R. Bruce Acacio
                                   R.  Bruce  Acacio
                                   Chairman, CEO

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